UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2006

CHASE AUTO OWNER TRUST 2006-B

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Exact name of Issuing Entity and Depositor/Registrant/Sponsor as specified in their charters)

Delaware United States	333-131760-02 333-131760	77-4994650 13-4994650
(State or other jurisdiction of incorporation of Issuing Entity and Registrant, respectively)	(Commission File Numbers for Issuing Entity and Registrant, respectively)	(IRS Employer Identification Nos. for Issuing Entity and Registrant, respectively)

1111 Polaris Parkway, Columbus, Ohio	43240
(Address of principal executive offices of Registrant)	(Zip Code)

Registrant’s telephone number, including area code: (800) 992-7169

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On September 7, 2006, the Underwriting Agreement, between JPMorgan Chase Bank, National Association, as Depositor and Servicer, and J.P. Morgan Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

On September 13, 2006, the Sale and Servicing Agreement, between Chase Auto Owner Trust 2006-B, as Issuer, and JPMorgan Chase Bank, National Association, as Depositor and Servicer, was executed and entered into by the parties thereto.

On September 13, 2006, the Amended and Restated Trust Agreement, between JPMorgan Chase Bank, National Association, as Depositor, and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

On September 13, 2006, the Indenture, between Chase Auto Owner Trust 2006-B, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

On September 13, 2006, the Administration Agreement, among Chase Auto Owner Trust 2006-B, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee, and JPMorgan Chase Bank, National Association, as Administrator, was executed and entered into by the parties thereto.

On September 13, 2006, the Subservicing Agreement, among JPMorgan Chase Bank, National Association, as Depositor and Servicer, JPMorgan Chase Bank, National Association, as Administrator, and Chase Auto Finance Corp., as Subservicer, was executed and entered into by the parties thereto.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed as a part of this report:

1.1	Underwriting Agreement, dated September 7, 2006.

4.1	Sale and Servicing Agreement, dated September 13, 2006.

4.2	Amended and Restated Trust Agreement, dated September 13, 2006.

4.3	Indenture, dated September 13, 2006.

4.4	Administration Agreement, dated September 13, 2006.

4.5	Subservicing Agreement, dated September 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2006	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
(Registrant)

	By:	/s/ Stephen R. Etherington
	Name:	Stephen R. Etherington
	Title:	Vice President

INDEX TO EXHIBITS

Exhibit Number	Exhibit
1.1	Underwriting Agreement, dated September 7, 2006.

4.1	Sale and Servicing Agreement, dated September 13, 2006.

4.2	Amended and Restated Trust Agreement, dated September 13, 2006

4.3	Indenture, dated September 13, 2006.

4.4	Administration Agreement, dated September 13, 2006.

4.5	Subservicing Agreement, dated September 13, 2006.